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                                                                  Exhibit 10.128

                INLAND WESTERN SAN ANTONIO MILITARY DRIVE LIMITED
                                   PARTNERSHIP

May 10, 2004

Commercial Lending LLC
383 Madison Avenue
New York, New York 10179
Attention: Joseph Stark

     Re: Mortgage Loan (the "Loan") of $3,850,000 by Commercial Lending LLC to INLAND WESTERN SAN ANTONIO MILITARY DRIVE LIMITED PARTNERSHIP

Ladies and Gentlemen:

     Reference is hereby made to that certain Promissory Note ("Note") in the original principal amount of $3,850,000.00 executed as of the date hereof by INLAND WESTERN SAN ANTONIO MILITARY DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership, ("Borrower"), to Commercial Lending LLC, a Delaware limited liability company ("Lender"), which Note is secured by that certain Deed of Trust and Security Agreement ("Security Instrument") from Borrower in favor of Lender which encumbers the interests of the Borrower in the property described therein (the "Property"). All capitalized terms not defined herein shall have the meanings ascribed to them in the Security Instrument.

     Borrower and Lender acknowledge that as of the date hereof, Mattress Firm, Inc., a tenant at the Property ("Tenant"), has executed a lease for premises at the Property but has not received payment or reimbursement from Borrower of $200,000 in respect of tenant improvements as required by their lease (the "Final Tenant Allowance").

     In light of the foregoing, Borrower and Lender agree that Borrower shall escrow with Lender or its designee on the date hereof the sum of $200,000.00 to be held as additional security for the Loan. Lender shall deposit said sum in an interest-bearing escrow account (said sum and all other funds in such escrow account are referred to collectively as the "Mattress Firm Escrow"). The Mattress Firm Escrow shall not constitute a trust fund and may be commingled with other monies held by Lender. Borrower shall be entitled to any interest earned on the Mattress Firm Escrow, but Lender shall not be deemed to guaranty any minimum rate of return.

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     Lender or its designee will disburse to Borrower the funds in the Mattress
Firm Escrow provided that (i) no Event of Default under the Note, the Security Instrument or the Other Security Documents shall have occurred and be continuing as of the date Lender receives Borrower's request for disbursement of the funds from the Mattress Firm Escrow, and (ii) Borrower satisfies the following conditions (the "Conditions"):

     1. Borrower shall have provided Lender with its written request for the disbursement of the Mattress Firm Escrow.

     2. Lender shall have received an estoppel letter from Tenant in substantially the form previously provided to Lender (which previously provided estoppel is attached hereto as Exhibit A) but without an exception for any outstanding tenant improvement payment.

     Upon satisfaction of the Conditions, Lender shall promptly disburse the funds in the Mattress Firm Escrow to Borrower.

     In addition, after defeasance or payment in full of all sums evidenced by the Note and secured by the Security Instrument, Lender shall disburse to Borrower all amounts remaining in the Mattress Firm Escrow, if any.

          [THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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     This letter agreement shall constitute an Other Security Document, as that term is used in the Note and the Security Instrument.

                                        Very truly yours,

                                        BORROWER:

                                        INLAND WESTERN SAN ANTONIO
                                        MILITARY DRIVE LIMITED
                                        PARTNERSHIP, an Illinois limited
                                        partnership,

                                        By:  INLAND WESTERN SAN ANTONIO
                                             MILITARY DRIVE GP, L.L.C., a
                                             Delaware limited liability company,
                                             its general partner

                                             By:  INLAND WESTERN RETAIL REAL
                                                  ESTATE TRUST, INC., a
                                                  Maryland corporation, its
                                                  sole member

                                                  By: /s/ Valerie Medina
                                                     -------------------
                                                  Name: Valerie Medina
                                                       ---------------
                                                  Its: Asst. Secretary
                                                      ----------------


AGREED AND ACCEPTED THIS
_____DAY OF MAY, 2004


COMMERCIAL LENDING LLC, a
Delaware limited liability company

By:   NMTC Management LLC, a Delaware
      limited liability company, its manager

      By:
            ---------------------------
            Joseph J. Stark, Jr.
            Vice President

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                                    EXHIBIT A

                                [To be attached]

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